UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2010
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(c) On July 30, 2010, American Commercial Lines Inc. (the “Company”) announced the appointment of Mr. William A. Braman, II, age 57, to serve as the new Senior Vice President & Chief Operating Officer — Transportation Services. Mr. Braman has served as the Company’s Vice President and General Manager — Transportation Services since he joined the Company in February 2009. Prior to joining the Company, he served as Division Manager Albany Division of CSX Transportation. Mr. Braman joined CSX in 1971 and during his tenure there, he advanced through numerous management positions in operations and distribution.
In connection with Mr. Braman’s appointment as Senior Vice President & Chief Operating Officer — Transportation Services, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved the terms of a letter agreement with Mr. Braman dated July 26, 2010 (the “Letter Agreement”). Under the terms of the Letter Agreement, Mr. Braman will: (a) receive a base salary of $250,000 per year, (b) be reimbursed by the Company for customary and reasonable relocation expenses, (c) be eligible to receive an annual target bonus of 65% of his base salary based on achievement of the Company’s performance targets established by the Compensation Committee (the “AIP Award”), where any AIP Award for fiscal year 2010 performance will be prorated based on his service as Vice President and General Manager — Transportation Services (50% target and previous salary) and his service as Senior Vice President & Chief Operating Officer — Transportation Services (65% target and new salary), (d) be eligible to receive a long-term incentive award beginning with the next grant date based on a target of 100% of his annual base salary, (e) be eligible to participate in Company-sponsored employee benefit programs, and (f) if employment is involuntarily terminated without cause, receive 12 months severance based on his base salary. There are no related party transactions between the Company and Mr. Braman reportable under Item 404(a) of Regulation S-K.
A copy of the press release issued by the Company on July 30, 2010 announcing Mr. Braman’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release, dated July 30, 2010, issued by American Commercial Lines Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: July 30, 2010	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX
Exhibit 99.1      Press Release, dated July 30, 2010, issued by American Commercial Lines Inc.